EXHIBIT 99.A

NOTE:
This Debt by Issuer Schedule details the interest rates, maturity dates and principal amounts outstanding under our and our subsidiaries’ outstanding debt obligations. This Schedule does not contain all the information about our outstanding debt that may be important to you. Additional information about our outstanding debt obligations is contained in, and this Schedule is subject to, the disclosures in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, each as amended, as filed with the Securities and Exchange Commission.

The information in this Debt by Issuer Schedule may be accurate only on the date that it is first posted on our website. Although we may update this information periodically, we undertake no obligation to do so.

El Paso Corporation
Debt by Issuer
As of December 31, 2004
$ in Thousands

	Interest		Maturity		Principal
Description	Rate		Date		12/31/04

ANR Pipeline Company	8.875%		3/15/2010		300,000
ANR Pipeline Company	9.625%		11/1/2021		300,000
ANR Pipeline Company	7.375%		2/15/2024		125,000
ANR Pipeline Company	7.000%		6/1/2025	(1)	75,000

Total ANR Pipeline Company					800,000

Colorado Interstate Gas Company	10.000%		6/15/2005		180,000
Colorado Interstate Gas Company	6.850%		6/15/2037	(2)	100,000

Total Colorado Interstate Gas Company					280,000

El Paso Natural Gas Company	7.625%		8/1/2010		355,000
El Paso Natural Gas Company	8.625%		1/15/2022		260,000
El Paso Natural Gas Company	7.500%		11/15/2026		200,000
El Paso Natural Gas Company	8.375%		6/15/2032		299,767

Total El Paso Natural Gas Company					1,114,767

Southern Natural Gas Company	6.700%		10/1/2007		100,000
Southern Natural Gas Company	6.125%		9/15/2008		100,000
Southern Natural Gas Company	8.875%		3/15/2010		400,000
Southern Natural Gas Company	7.350%		2/15/2031		300,000
Southern Natural Gas Company	8.000%		3/1/2032		300,000

Total Southern Natural Gas Company					1,200,000

Tennessee Gas Pipeline Company	6.000%		12/15/2011		85,792
Tennessee Gas Pipeline Company	7.500%		4/1/2017		300,000
Tennessee Gas Pipeline Company	7.000%		3/15/2027	(3)	300,000
Tennessee Gas Pipeline Company	7.000%		10/15/2028		400,000
Tennessee Gas Pipeline Company	8.375%		6/15/2032		240,000
Tennessee Gas Pipeline Company	7.625%		4/1/2037		300,000

Total Tennessee Gas Pipeline Company					1,625,792

El Paso CGP Company	6.500%		5/15/2006		109,500
El Paso CGP Company	7.500%		8/15/2006		205,990
El Paso CGP Company	6.500%		6/1/2008		200,000
El Paso CGP Company	7.625%		9/1/2008		215,000
El Paso CGP Company	6.375%		2/1/2009		200,000
El Paso CGP Company	7.750%		6/15/2010		400,000
El Paso CGP Company	10.750%		10/1/2010		56,573
El Paso CGP Company	9.625%		5/15/2012		150,000
El Paso CGP Company	6.700%		2/15/2027	(4)	200,000
El Paso CGP Company	6.950%		6/1/2028		200,000
El Paso CGP Company	7.750%		10/15/2035		150,000
El Paso CGP Company	7.420%		2/15/2037		200,000

Total El Paso CGP Company					2,287,063

El Paso Corporation - EPGT	8.490%		3/22/2005		6,500
El Paso Corporation - EPGT	7.980%		5/31/2005		10,000
El Paso Corporation - EPGT	7.850%		6/1/2005		10,000
El Paso Corporation - Sonat	6.875%		6/1/2005		167,296
El Paso Corporation - EPGT	7.410%		6/28/2005		20,000
El Paso Corporation - EPGT	7.900%		10/17/2005		2,000
El Paso Corporation - 550 MM Euro	5.750%	(5)	3/14/2006		745,470	(6)
El Paso Corporation - Equity Security Units	6.140%		8/16/2007		272,102
El Paso Corporation - Sonat	6.750%		10/1/2007		75,172
El Paso Corporation	6.950%		12/15/2007		300,000
El Paso Corporation - Sonat	6.625%		2/1/2008		100,000
El Paso Corporation - 500 MM Euro	7.125%	(5)	5/6/2009		677,700
El Paso Corporation	6.750%		5/15/2009		495,000
El Paso Corporation - EPGT	7.800%		6/14/2010		20,000
El Paso Corporation	7.000%		5/15/2011		470,000
El Paso Corporation - Sonat	7.625%		7/15/2011		595,000
El Paso Corporation - EPGT	9.000%		5/30/2012		15,000
El Paso Corporation	7.875%		6/15/2012		465,000
El Paso Corporation	7.375%		12/15/2012		300,000
El Paso Corporation - Sonat	7.000%		2/1/2018		100,000
El Paso Corporation - Zero Coupon Convertible	4.000%		2/28/2021	(7)	822,417
El Paso Corporation - Term Loan	LIBOR + 2.75%		11/23/2009	*	1,245,000
El Paso Corporation	8.050%		10/15/2030		300,000
El Paso Corporation	7.800%		8/1/2031		700,000
El Paso Corporation	7.750%		1/15/2032		1,100,000

Total El Paso Corporation (Holding Company)					9,013,657

El Paso Tennessee Pipeline Company	6.500%		12/15/2005		310
El Paso Tennessee Pipeline Company	10.000%		3/15/2008		26,388
El Paso Tennessee Pipeline Company	9.000%		11/15/2012		1,149
El Paso Tennessee Pipeline Company	7.250%		12/15/2025		23,206

Total El Paso Tennessee Pipeline Company					51,053

El Paso Production Holding Company	7.750%		6/1/2013		1,200,000

Total El Paso Production Holding Company					1,200,000

Wyoming Interstate Company Ltd	Variable		5/27/2007	*	29,750

Total Wyoming Interstate Company					29,750

Other Financings:

Eagle Point - PSEG	8.500%		1/3/2005	*	36,600
Blue Lake Gas Storage	Variable		3/31/2006	*	7,800
El Paso Rio Claro Ltda - Macae Project	Variable		2/15/2008	*	319,625	(8)
Mohawk River Funding II, LLC	9.000%		6/30/2008	*	38,686	(8)
Mesquite Investors, LLC	7.270%		1/5/2016	*	4,450
					407,161

Cedar Brakes II, LLC	9.875%		9/1/2013	*	379,724
Cedar Brakes I, LLC	8.500%		2/15/2014	*	285,844
					665,568	(9)

Total Other Financings					1,072,729

Unamortized Discounts/Premiums					(150,262)
Adjustments to Debt due to Fair Value Hedges					17,358
Capital Lease Obligations					9,697
Other Misc Debt					19,932

Total					(103,275)

Preferred Securities
Coastal Finance I	8.375%		6/30/2038		300,000
El Paso Energy Capital Trust I	4.750%		3/17/2028		324,892

Total El Paso Corporation Debt					19,196,428

Notes:

* Amortizing Debt
(1) Puttable on 6/1/2005
(2) Puttable on 6/15/2007
(3) Puttable on 3/15/2007
(4) Puttable on 2/15/2007
(6) In March 2005, we repaid debt with a principal balance of 528 million Euros, which had a carrying value of $724 million in long term debt on our balance sheet as of December 31, 2004. In conjunction with this repayment, we also terminated derivative contracts with a fair value of $152 million as of December 31, 2004 that hedged this debt. The total net payment was $579 million.

(7) Puttable on 2/28/2006, $185MM repurchased in January 2005
(8) Classified as current on the 12/31/04 balance sheet
(9) Debt of assets sold in 1Q2005